                                                                     EXHIBIT 4.1

Number                                                      Shares
VI                                                    CUSIP 923433 10 6
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                                     VERIO
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN
SOUTH ST. PAUL, MN OR NEW YORK, NY

This Certifies that



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE OF

Verio Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ Carla Hamre Donelson  [VERIO INC.]   /s/ Justin L. Jaschke
                  Secretary         [   SEAL   ]   Chief Executive Officer
                                    [ DELAWARE ]







                                                   Countersigned and Registered:
                                                   NORWEST BANK MINNESOTA, N.A.
                                                                  Transfer Agent
                                                                   and Registrar
                                                   By


                                                            Authorized Signature

                                   VERIO INC.

    The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                             UNIF GIFT MIN ACT- __________  Custodian _________
TEN ENT - as tenants by the entireties                                          (Cust)               (Minor)
JT TEN  - as joint tenants with right of                                      under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                                           Act  _________________
                                                                                        (State)



     Additional abbreviations may also be used though not in the above list.


  For Value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]__________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated__________________________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW                _________________________________________

        NOTICE: THE SIGNATURE
        TO THIS ASSIGNMENT     ------>
        MUST CORRESPOND WITH           _________________________________________
        THE NAME(S) AS                 ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
        WRITTEN UPON THE FACE          MUST CORRESPOND WITH THE NAME AS WRITTEN
        OF THE CERTIFICATE IN          UPON THE FACE OF THE CERTIFICATE IN EVERY
        EVERY PARTICULAR,              PARTICULAR, WITHOUT ALTERATION OR
        WITHOUT ALTERATION OR          ENLARGEMENT, OR ANY CHANGE WHATEVER.
        ENLARGEMENT, OR ANY
        CHANGE WHATEVER.
                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                       ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                       SECURITIES BROKER/DEALER, COMMERCIAL
                                       BANK, TRUST COMPANY, SAVINGS ASSOCIATION
                                       OR A CREDIT UNION PARTICIPATING IN A
                                       MEDALLION PROGRAM APPROVED BY THE
                                       SECURITIES TRANSFER ASSOCIATION, INC.